UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2022 (August 23, 2022)

CLIMATE REAL IMPACT SOLUTIONS II ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39944	85-4141622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Carnegie Center, Suite 150 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(212) 847-0360

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one redeemable warrant	CLIM.U	New York Stock Exchange
Shares of Class A common stock included as part of the units	CLIM	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CLIM WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

On August 3, 2022, President Joseph R. Biden, Jr., announced his intent to nominate David W. Crane, Chief Executive Officer and a member of the board of directors (the “Board”) of Climate Real Impact Solutions II Acquisition Corporation (the “Company”), to serve as Undersecretary for Infrastructure in the United States Department of Energy. This nomination requires confirmation by the United States Senate. Mr. Crane has notified the Company of his intent to resign as its Chief Executive Officer and a member of the Board, effective on September 5, 2022. In light of Mr. Crane’s resignation, the Board has appointed John A. Cavalier, the Company’s Chief Financial Officer, to also hold the position of Chief Executive Officer effective September 5, 2022.

On August 23, 2022, the Company received a letter from Jamie Weinstein notifying the Company that he has resigned as a member of the Board, effective immediately. Also, on August 23, 2022, the Company received letters from Grover Burthey and Dan Degtyar notifying the Company that each has resigned as observers of the Board, effective immediately.

Item 8.01 Other Events

Management of the Company confirmed the appointment of Kristofer Holz as Chief Investment Officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2022

CLIMATE REAL IMPACT SOLUTIONS II ACQUISITION CORPORATION

By:	/s/ John A. Cavalier
Name:	John A. Cavalier
Title:	Chief Financial Officer